ADA-ES, INC.
                              8100 SOUTHPARK WAY B
                            LITTLETON, COLORADO 80120
                            Telephone: (303) 734-1727
                               Fax: (303) 734-0330


April 10, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  ADA-ES, Inc.; Proxy Materials

Gentlemen and Ladies:

     On behalf of ADA-ES, Inc. (the Company), we file with you herewith pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, the proxy material which the Company is mailing in definitive form on or about April 10, 2006, to its shareholders in connection with the solicitation of proxies for a May 10, 2006 annual meeting of shareholders.

     In connection with the foregoing, we deliver to you the following:

     1. A copy of the Notice of an Annual Meeting of Shareholders and Proxy Statement (the Notice), including the cover page required by Rule 14a-6(m); and

     2. A form of Proxy.

     The Company will take appropriate action to comply with the broker, bank and nominee notification requirements set forth by Rule 14a-13 regarding the forwarding of definitive proxy and other soliciting materials.

                                                      Very truly yours,
                                                      ADA-ES, Inc.



                                                       Mark H. McKinnies
                                                       Secretary

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities E
                              xchange Act of 1934

Filed by the Registrant [X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Materials Pursuant to Sec. 240.14a-12

ADA-ES, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

N/A
--------------------------------------------------------------------------------
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ] No Fee Required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     ..........................................................................
     2) Aggregate number of securities to which transaction applies:
     ..........................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ..........................................................................
     4) Proposed maximum aggregate value of transaction:
     ..........................................................................
     5) Total fee paid:
     ..........................................................................
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     ..........................................................................
     2) Form, Schedule or Registration Statement No.:
     ..........................................................................
     3) Filing Party:
     ..........................................................................
     4) Date Filed:
     ..........................................................................

                                  ADA-ES, INC.

                              8100 SouthPark Way, B
                               Littleton, CO 80120
                                 (303) 734-1727

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2006

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of ADA-ES, Inc. ("ADA-ES" or the "Company"), a Colorado corporation, will be held at 9:00 a.m. (local time) on May 10, 2006 at the offices of the Company located at 8100 SouthPark Way, Unit B, Littleton, Colorado, for the following purposes:

     1. To elect eight (8) directors of the Company; and

     2. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the Meeting.

The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

Please call on our toll-free number (888-822-8617) if you require directions or have other questions concerning the Meeting.


                              By Order of the Board of Directors


                              Mark H. McKinnies
                              Secretary

April 10, 2006

                                 PROXY STATEMENT

                                  ADA-ES, INC.
                           8100 SouthPark Way, Unit B
                               Littleton, CO 80120
                            Telephone: (303) 734-1727

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 10, 2006

This Proxy Statement is furnished to the shareholders of ADA-ES, Inc. (the "Company," "we," or "us"), a Colorado corporation, in connection with the solicitation of proxies by the Company's ("our") Board of Directors (the "Board"), to be voted at our ANNUAL MEETING OF SHAREHOLDERS (the "Meeting") to be held on Wednesday, May 10, 2006, at the offices of the Company at 8100 SouthPark Way, Unit B, Littleton, Colorado. This Proxy Statement and accompanying form of proxy is first being mailed or given to our shareholders on our about April 10, 2006. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given, then in the discretion of the proxy holder.

                         VOTING RIGHTS AND VOTE REQUIRED

Our Board of Directors has fixed the close of business on March 31, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting. At such date there were 5,620,040 shares of our common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters that may come before the meeting. The Company has no class of voting securities other than Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board of Directors are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Colorado Business Corporation Act or our Articles of Incorporation. Abstentions will be treated as abstentions and not as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of one-third of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, the eight nominees receiving the highest number of votes cast will be elected as Directors.

Unless specified otherwise, each proxy submitted will be voted FOR the persons nominated by the Board for directors, being Robert N. Caruso, Michael D. Durham, John W. Eaves, Derek C. Johnson, Ronald B. Johnson, Mark H. McKinnies, Rollie J. Peterson, and Jeffrey C. Smith.

We do not know of any other matter or motion to be presented at the Meeting. If any other matter or motion should be presented at the Meeting upon which a vote must be properly taken, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the Meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o Mark H. McKinnies, Secretary), 8100 SouthPark Way Unit B, Littleton, Colorado, 80120, by submitting a new proxy executed at a later date, or by attending the Meeting and voting in person.

The Company will pay solicitation expenses. In addition to solicitation by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by mail, in person or by telecommunication.


                              ELECTION OF DIRECTORS

At the Meeting, the shareholders will elect eight directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF

THE ELECTION OF THE FOLLOWING PERSONS NAMED AS OUR NOMINEES FOR DIRECTORS:
ROBERT N. CARUSO, MICHAEL D. DURHAM, JOHN W. EAVES, DEREK C. JOHNSON, RONALD B. JOHNSON, MARK H. MCKINNIES, ROLLIE J. PETERSON and JEFFREY C. SMITH.

All of the nominees, except for Mr. Caruso and Mr. Johnson, are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the persons named in the proxy intend to vote for the election in his stead of such other person as the Board may recommend. It is the policy and practice of the Company that all directors attend the Meeting. All of our directors attended our 2005 Annual Meeting of Shareholders.

The following table sets forth certain information as to each current nominee and director of the Company:

                                                                                      Director
          Name            Age                 Position and Offices                 Since             Term Expires
          ----            ---                 --------------------                 -----             ------------

Robert N. Caruso          54     Director nominee                                    N/A        Upon Successor's Election
Michael D. Durham         56     Director, President                                2003        Upon Successor's Election
John W. Eaves             48     Vice Chairman of the Board of Directors,           2003        Upon Successor's Election
                                 Member of the Audit Committee
Derek C. Johnson          45     Director nominee                                    N/A        Upon Successor's Election
Ronald B. Johnson         74     Director, Chairman of the Audit Committee          2003        Upon Successor's Election
Mark H. McKinnies         54     Director, Senior Vice President and Chief          2003        Upon Successor's Election
                                 Financial Officer
Rollie J. Peterson        58     Director, Member of the Audit Committee            2003        Upon Successor's Election
Jeffrey C. Smith          53     Chairman of the Board of Directors, Member of      2003        Upon Successor's Election
                                 Audit Committee


The appointment of Mr. Eaves to the Board was made pursuant to the investment agreement with Arch Coal, Inc. whereby the management of the Company has agreed to make available one seat on the Board so long as Arch continues to hold no less than 100,000 shares. See "Certain Relationships and Related Transactions" below. There are no other arrangements or understandings between any directors and any other person or persons pursuant to which they were selected as director. None of the individuals named above are directors of any other public companies.

Mr. Caruso currently serves as a managing partner of B/3 Management Resources, LLC, a management consulting and technical services firm, since 1998. Mr. Caruso also serves as Vice President of Ingenium Technology, since 2003. From 1999 to 2001, Mr. Caruso was Vice President and General Manager of Applied Science & Technology, a public company at the time, providing reactive gas processing systems and specialty power sources to the semiconductor and medical equipment markets.

Dr. Durham has served as our president since 1997. Dr. Durham has been involved in the measurement and control of air pollution from utility and industrial sources for the past 30 years. He has presented and published over 200 papers and has been awarded eleven patents. He received the 2001 AWMA Award for innovative air pollution control technology and a 2003 R&D 100 award for mercury control technology. In 2002 he was appointed to the National Coal Council and is on the Board of Directors of the American Coal Council and the Institute of Clean Air Companies.

Mr. Eaves currently serves as President, Chief Operating Officer and a director of Arch Coal. Mr. Eaves previously held the position of Vice President of marketing for Arch Coal since that company's formation on July 1, 1997. Prior to that time, he served as President of the marketing subsidiary of Arch Mineral Corporation, one of Arch Coal's predecessor companies. He also held various positions in sales and administration with Diamond Shamrock Company and Natomas Coal Company.

Mr. Derek Johnson currently serves as President of Fusion Specialties, a specialty supplier to the retail industry. From 1984 to 2005, Mr. Johnson was employed in various positions, most recently as President and Chief Operating Officer, by CoorsTek, a manufacturer of technical products, supplying critical components and assemblies for mining automotive, semiconductor, aerospace, electronic, power generation, telecommunication and other high-technology applications on a global basis.

Mr. Ronald Johnson has been involved in all phases of the chemical industry, including roles in production, compounding and distribution both domestically and internationally, for 47 years. He has held executive, management, marketing, development and strategic planning positions with Dupont, Industrial and Biochemical Department; Gamlen Chemical, an international compounding company; and Univar, a North American chemical distributor. He also served as a Board Member of Charter National Bank and Trust from 1987-2000. Mr. Johnson also serves as Chairman of Twin-Kem International, Inc., a distributor of agricultural industrial chemicals, since 1984, and as Chairman of ExecuVest, Inc., an oil & gas exploration company, since 1987.

Mr. McKinnies has served as our Chief Financial Officer since 2003 and was appointed as Senior Vice President in September, 2005. Mr. McKinnies was employed by Earth Sciences from 1978 through 2000. A CPA, Mr. McKinnies worked for Peat, Marwick, Mitchell & Co. before commencing employment at Earth Sciences in 1978.

Mr. Peterson, a self-employed businessman, is president and co-owner of Cobblestone Development Co., a commercial land development company in Minnesota that he helped found in 1987.

Mr. Smith was appointed a director of the Company in August 2003 and is a self-employed lawyer in the Law Office of Jeffrey C. Smith. Mr. Smith is a past Executive Director of the Institute of Clean Air Companies, where he served for 17 years.

No family relationship exists between any individuals named above.

                               BOARD OF DIRECTORS
Our Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. However, in accordance with corporate legal principles, the Board of Directors is not involved in day-to-day operating matters. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each month, and through discussions with the President and other officers.

        THE AUDIT, COMPENSATION AND NOMINATING AND GOVERNANCE COMMITTEES
The Board of Directors maintains audit, compensation and nominating and governance committees. In calendar 2005 each committee was composed of John W. Eaves, Ronald B. Johnson, Rollie J. Peterson and Jeffrey C. Smith, who all qualify as "independent directors" as defined in NASD Rule 4200(a)(15). Mr. Ronald Johnson served as the Chairman of each committee. The Charters of each committee are available on our website at www.adaes.com under "Investor Relations."

                                 AUDIT COMMITTEE
Mr. Ronald Johnson is the Audit Committee Financial Expert, as determined by the Board. Mr. Johnson is "independent" as that term is used in Item 7(d)(3)(iv) of
Schedule 14A under the Securities Exchange Act of 1934.

The role and functions of the audit committee are set out in the Audit Committee Charter, as amended, originally adopted by the Company's Board of Directors and most recently amended on September 23, 2005. The role of the Company's Audit Committee is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls over accounting and financial reporting. The Audit Committee's functions include the following: reviewing and assessing the Audit Committee Charter annually; reviewing the Company's relationships with its outside auditors and assessing the impact such relationships may have on the auditors' objectivity and independence; taking other appropriate action to oversee the independence of the outside auditors; reviewing and considering the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management; reviewing and discussing the Company's financial statements with the outside auditors and management; recommending whether the Company's audited financial statements should be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission ("SEC"); and reporting to the Board of Directors on all such matters. In performing its oversight function, the Audit Committee relies upon advice and information received in its discussions with the Company's management and independent auditors.

                          REPORT OF THE AUDIT COMMITTEE
The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2005 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence.

Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the

Board of Directors that the audited consolidated financial statements as of December 31, 2005 and for the years ended December 31, 2005 and 2004 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the SEC.


The Audit Committee:       Ronald B. Johnson, Chairman          John W. Eaves
                           Rollie J. Peterson                   Jeffrey C. Smith

                       NOMINATING AND GOVERNANCE COMMITTEE
The responsibilities of the Committee, as set forth in the Nominating and Governance Committee Charter, include identifying and recommending to the Board the nominees to be submitted to the Company's shareholders for election as Directors at annual meetings of the shareholders; considering and making recommendations to the Board regarding nominees for Director submitted by the Company's shareholders; and recommending to the Board the election of individuals to fill any vacancies occurring on the Board from time to time. Criteria established for the selection of candidates for the Board of Directors include independence, integrity, understanding and acceptance of the Company's corporate philosophy, commitment to representing the long-term interest of the shareholders and relevant experience and expertise in technical, financial, operational or management areas which would be beneficial to the Company and its shareholders. Director nominees are generally identified by our officers, directors or shareholders based on industry and business contacts. Regardless of the source of the nomination, nominees are interviewed and evaluated by the Nominating and Governance Committee, and other members of the management team or board of directors as deemed appropriate by the Nominating and Governance Committee. The Nominating and Governance Committee then presents qualified candidates to the board of directors for a final discussion and vote.

Under the Nominating and Governance Committee Charter, the Nominating and Governance Committee will consider nominees submitted by our shareholders. Recommendations of individuals that meet the criteria set forth in the Nominating and Governance Committee Charter may be submitted to the Committee in care of Mark H. McKinnies, Secretary, at 8100 SouthPark Way, Unit B, Littleton, Colorado 80120.

The Committee has recommended to our Board the slate of directors for this Annual Meeting as set forth above. The new director nominees standing for election to the Board were recommended by current directors. No third party was used in identifying or evaluating nominees and we received no shareholder recommendations for nominees.

                             COMPENSATION COMMITTEE
The responsibilities of the Compensation Committee, as set forth in the Compensation Committee Charter, include reviewing our executive compensation programs to analyze their alignment with attracting, retaining and motivating our executive officers to achieve our business objectives; establishing annual and long-term performance goals for our executive officers and evaluating their performance in light of such goals, reviewing and making recommendations concerning our long-term incentive plans and shareholder proposals related to compensation' and administering our equity-based and employee benefit plans.

                              DIRECTOR COMPENSATION
The compensation plan for our non-management directors is reviewed annually. In addition to the stock and option grants discussed below, under the existing compensation arrangement, each non-management director was paid a fee in 2005 of approximately $600 per regular meeting, $300 per committee or telephonic meeting or $500 per committee meeting for serving as chairman of the committee. The Chairman of the Audit Committee is paid the greater of $3,000 per month or an amount equal to hours worked times an hourly rate.

During 2005, in addition to the stock and options issued to directors as described below under "Stock Option Plans", Drs. Bisque and Bloom and Mr. Lowdermilk received cash compensation of $4,653 and Messrs. Peterson, Smith and Arch Coal (as a result of John Eaves' service) received $7,445 for their participation in board and committee meetings. Dr. Bisque received $59,565 for his participation in board meetings and consulting services provided to us. Mr. Ronald Johnson received $43,044 for his participation in board meetings and his service as chairman of the Audit, Compensation and Nominating and Governance Committees.

                    DIRECTORS MEETINGS AND COMMITTEE MEETINGS
The Board of Directors met 6 times in 2005. At each of those meetings an Executive Session is held where management of the Company is excluded. The Audit Committee met 8 times in 2005. The Compensation Committee met 9 times in 2005 and the Nominating and Governance Committee met 9 times in 2005. All of the directors were present for more than 75% of the meetings of Board of Directors and committees of which they were members held during their individual incumbencies.

                     SHAREHOLDER COMMUNICATIONS TO DIRECTORS

Any shareholder may communicate directly with the Board of Directors (or any individual director) by writing to the Chairman of the Board, ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado 80120 or by emailing the Board through the "Contact the Board" link on our website at www.adaes.com. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Provided that such communication addresses a legitimate business issue, the Company or the Chairman will forward the shareholder's communication to the appropriate director. For any communication relating to accounting, auditing or fraud, such communication will be forwarded immediately to the Chairman of the Audit Committee.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED STOCKHOLDER MATTERS
The following table provides information with respect to the beneficial ownership of the Company's common stock by (1) each of our shareholders whom we believe are beneficial owners of more than 5% of our outstanding common stock,
(2) each of our directors, director nominees and named executive officers, as defined below, and (3) all of our directors and executive officers as a group. We base the share amounts shown on each person's beneficial ownership as of March 10, 2006 (including options exercisable within 60 days thereof), unless we indicate some other basis for the share amounts. With the exception of Mr. Lowdermilk, each of the individuals named below has sole voting and investment power for the respective shares.

----------------------------------------------------------------------------------------------------------
                                                              Amount and Nature of          Percent of
                              Name and Address                Beneficial Ownership            Class
----------------------------------------------------------------------------------------------------------

Jonathan S. Barr (VP Sales and Marketing)
8100 SouthPark Way, B, Littleton, CO  80120                         10,677(1)                   *
----------------------------------------------------------------------------------------------------------
C. Jean Bustard (Chief Operating Officer)
8100 SouthPark Way, B, Littleton, CO  80120                         27,296(2)                   *
----------------------------------------------------------------------------------------------------------
Robert N. Caruso (Director nominee)
8100 SouthPark Way, B, Littleton, CO  80120                               -                     -
----------------------------------------------------------------------------------------------------------
Michael D. Durham (Director and President)
8100 SouthPark Way, B, Littleton, CO 80120                          161,864(3)                 2.9%
----------------------------------------------------------------------------------------------------------
Dynamis Advisors LLC
310 Fourth Street, NE, Suite 101, Charlottesville, VA              460,574(4)                  8.2%
----------------------------------------------------------------------------------------------------------
John W. Eaves (Director)
8100 SouthPark Way, B, Littleton, CO  80120                         1,000                       *
----------------------------------------------------------------------------------------------------------
Derek C. Johnson (Director nominee)
8100 SouthPark Way, B, Littleton, CO  80120                             -                       -
----------------------------------------------------------------------------------------------------------
Ronald B. Johnson (Director)
8100 SouthPark Way, B, Littleton, CO  80120                         10,270(5)                   *
----------------------------------------------------------------------------------------------------------
Robert H. Lowdermilk (Director)
8100 SouthPark Way, B, Littleton, CO  80120                         186,605(6)                 3.3%
----------------------------------------------------------------------------------------------------------
Mark H. McKinnies (Director, Secretary, Senior VP and CFO)
8100 SouthPark Way, B, Littleton, CO  80120                         64,770(7)                  1.2%
----------------------------------------------------------------------------------------------------------
Richard Miller (VP Business Development of Utility Systems)
8100 SouthPark Way, B, Littleton, CO  80120                              -                      -
----------------------------------------------------------------------------------------------------------
Rollie J. Peterson (Director)
8100 SouthPark Way, B, Littleton, CO  80120                         30,914(8)                   *
----------------------------------------------------------------------------------------------------------
Richard J. Schlager (VP of Contract R&D)
8100 SouthPark Way, B, Littleton, CO  80120                         22,063(9)                   *
----------------------------------------------------------------------------------------------------------
Jeffrey C. Smith (Director)
8100 SouthPark Way, B, Littleton, CO  80120                         9,470(10)                   *
----------------------------------------------------------------------------------------------------------
Wellington Management Co. LLP
75 State Street, Boston, MA                                         804,200(4)                14.3%
----------------------------------------------------------------------------------------------------------
Directors and Officers as a Group (13 individuals)                  627,181(11)               11.3%
----------------------------------------------------------------------------------------------------------

*  Less than 1%.

Notes:

(1) Included in the amount shown are 10,677 shares to which Mr. Barr has the right to acquire beneficial ownership through stock options.
(2) Included in the amount shown are 6,514 shares to which Ms. Bustard has the right to acquire beneficial ownership through stock options and 10,933 shares held in Ms. Bustard's pension fund account.
(3) Included in the amount shown are 45,852 shares held in Dr. Durham's pension fund account and 11,326 shares Dr. Durham has the right to acquire beneficial ownership through stock options.
(4)  As of December 31, 2005 per Schedule 13G filed with the U.S. SEC.
(5) Included in the amount shown are 1,667 shares to which Mr. Johnson has the right to acquire beneficial ownership through stock options.

(6) Included in the amount shown are 13,000 shares registered in the name of Mr. Lowdermilk's wife, 500 shares held jointly with Mr. Lowdermilk's wife, 666 shares held as custodian for a minor child, 109,000 shares held by TCC and 1,667 shares to which Mr. Lowdermilk has the right to acquire beneficial ownership through stock options. Mr. Lowdermilk is the president and majority shareholder of TCC.
(7) Included in the amount shown are 33,117 shares held in Mr. McKinnies' pension fund account, 500 shares held as trustee for the MJ Kraft Trust, and 8,534 shares Mr. McKinnies has the right to acquire beneficial ownership through stock options.
(8) Included in the amount shown are 1,667 shares to which Mr. Peterson has the right to acquire beneficial ownership through stock options.
(9) Included in the amount shown are 6,177 shares to which Mr. Schlager has the right to acquire beneficial ownership through stock options and 12,086 shares held in Mr. Schlager's pension fund account.
(10) Included in the amount shown are 1,667 shares to which Mr. Smith has the right to acquire beneficial ownership through stock options.
(11) The amount shown includes 56,230 shares to which individuals in the group have the right to acquire beneficial ownership through stock options.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                         Number of securities remaining
                                 Number of securities to     Weighted-average exercise   available for future issuance under
                                 be issued upon exercise     price of outstanding        equity compensation plans
                                 of outstanding options,     options, warrants and       (excluding securities reflected in
Plan category                    warrants and rights         rights                      column (a))
-------------                    -------------------         -------------------------   ----------------------------------
                                            (a)                         (b)                              (c)
Equity compensation plans
approved by security holders              172,138                      $12.99                          175,811
Equity compensation plans not
approved by security holders              259,345                      $9.66                              -
(1)
                                         ----------                   -------                         ---------
Total                                     431,483                      $10.99                          175,811
                                          =======                      ======                          =======


(1) The plans that were not approved by shareholders are our 2004 Executive
Stock Option Plan, options granted to Arch Coal and options granted to three consultants. For a description of the material features of these plans and the options granted to Arch Coal, please see "Stock Option Plans" and "Certain
Relationships and Transactions" below and Note 5 to our Consolidated Financial
Statements included in our Annual Report on Form 10-KSB. Options granted to consultants include a ten-year option for 30,000 shares of our common stock with an exercise price of $14.60, with vesting at the discretion of the board of directors upon achievement of performance objectives; and ten-year options granted to two consultants for 4,625 shares of our common stock with an exercise price of $13.80, which vested at issuance.

                             EXECUTIVE COMPENSATION
The following tables show compensation during the fiscal years ended December
31, 2005, 2004 and 2003, and option grants and option exercises during the fiscal years ended December 31, 2005, 2004 and 2003, of those persons who were, at December 31, 2005 the five most highly compensated executive officers ("named executive officers") of ADA-ES whose total compensation exceeded $100,000.

                                                            SUMMARY COMPENSATION TABLE

                                                               Annual Compensation
                                                    -----------------------------------------

                                                                                                      Long-Term
                                                                                                Compensation  Awards
      Name of Individual and                                                                    Securities Underlying
        Principal Position             Year          Salary           Bonus        Pension (1)      Options (#) (2)
      ----------------------           ----          ------           -----        -----------      ---------------

Jonathan S. Barr                       2005         $122,539         $  5,486         $  8,744             --
V.P., Sales and Marketing              2004         $ 52,512         $  1,046         $   --             42,600

C. Jean Bustard                        2005         $136,378         $  6,273         $ 15,559             --
Chief Operating Officer                2004         $131,356         $  4,685         $ 12,443           33,900
                                       2003         $118,668         $   --           $ 17,461             --

Michael D. Durham                      2005         $189,352         $  6,881         $ 18,761             --
President, CEO  and                    2004         $189,781         $  5,755         $ 17,824           59,000
Director                               2003         $168,637         $   --           $ 24,851             --

Mark H. McKinnies                      2005         $178,048         $  6,273         $ 18,004             --
Director, Senior Vice President        2004         $179,137         $  5,755         $ 16,992           44,400
and Chief Financial Officer            2003         $167,892         $   --           $249,270           14,500

Richard J. Schlager                    2005         $128,618         $  6,063         $ 15,718             --
Vice President of Contract             2004         $112,901         $  4,685         $ 12,126           32,100
Research & Development                 2003         $117,828         $   --           $ 17,327             --

                                                             7



(1) Amounts represent pension and profit sharing contributions and 401(k) matching payments made or accruing to a qualified plan by the Company for the benefit of the named individual.

(2) The securities shown for 2003 represent options to acquire shares granted pursuant to our 2003 Stock Option Plan, which is described below. The securities shown for 2004 represent options to acquire shares granted pursuant to our 2004 Executive Stock Option Plan, which is described below.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
 None.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                  Number of securities
                                Shares                           underlying unexercised           Value of unexercised
                             acquired on         Value           options at FY-end(#) (1)          options at FY-End
Name                         exercise (#)      realized ($)      Exercisable/Unexercisable     Exercisable/Unexercisable
----                         ------------      ------------      -------------------------     -------------------------

Jonathan S. Barr                3,000            $ 56,610              16,554/ 23,046               $159,581/$164,323
C. Jean Bustard                 8,695            $169,278              13,028/ 16,872               $125,590/$162,646
Michael D. Durham               9,990            $188,012              11,850/ 37,160               $114,234/$358,222
Mark H. McKinnies               7,490            $138,415              11,558/ 25,352               $111,419/$244,393
Richard J. Schlager             3,800            $ 78,280              12,891/ 15,409               $124,269/$148,543

(1) The securities shown as "Exercisable" and "Unexercisable" as of December 31, 2005 represent options to acquire shares granted pursuant to our Executive Stock Option Plan and 2003 Stock Option Plan described below. The securities shown as "Exercisable" represent the options earned for the year ended December 31, 2005 and vested by action of the Company's Board of Directors on January 27, 2006.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

We have executed employment agreements with every full-time employee, including our executive officers, which contain the following provisions:

     1.   Automatic extensions for one-year periods.
     2. Three month written notice of intent to terminate by either the Company or the employee.
     3. Description of position, duties, authority, compensation, benefits and obligation of the employee to devote fulltime to the fulfillment of his/her obligations under the agreement.
     4.   Disclosure/ownership of inventions and confidential subject matter.
     5. Assignment of inventions and confidential subject matter/documentation/commercialization.
     6.   Copyright works and written records.
     7.   Restrictive obligations relating to confidential subject matter.
     8. Conflicting obligations and obligations upon termination of employment.

The compensation amounts included in the employment agreements are subject to annual adjustment and the 2005 compensation levels are shown in the tables above. None of our employment contracts or other agreements contain any provisions for the payment of any amounts that result from or will result from the resignation, retirement or any other termination of any executive officer's employment with us or from a change-in-control of the Company or a change in the named executive officer's responsibilities following a change-in-control.

                               STOCK OPTION PLANS
During 2003, we adopted the ADA-ES, Inc. 2003 Stock Option Plan (the "2003 Plan"). The plan is intended to encourage our key employees, through their individual efforts, to improve our overall performance and to promote profitability by providing these key employees with an opportunity to participate in the increased value they help create. The 2003 Plan is also intended to replace the options previously awarded by Earth Sciences, Inc., which has been cancelled. Options granted under the 2003 Plan may be in the form of "incentive stock options" as defined under section 422 of the Internal Revenue Code of 1986, as amended, or options that are not incentive stock options. The 2003 Plan is administered by our Board's Compensation Committee. The plan was approved by Earth Sciences, Inc. as our sole shareholder prior to the spin-off distribution of our shares. We reserved 400,000 shares of our common stock for issuance under the 2003 Plan. In general, all options granted under the 2003 Plan will lapse ten years from the date of grant. In general, the exercise price of an option will be determined by the Compensation Committee at the time the option is granted and will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. The Compensation Committee may provide in the option agreement that an option may be exercised in whole immediately or is exercisable in increments through a vesting schedule. Under the 2003 Plan, the grant of options is limited to 20,000 per individual. During 2005, 61,900 options were granted under the 2003 Plan.

During 2004, we adopted the ADA-ES, Inc. 2004 Executive Stock Option Plan (the "2004 ESO Plan"), which did not require shareholder approval. The 2004 ESO Plan authorized the grant of up to 200,000 options to purchase shares of our common stock to our executive officers. The 2004 ESO Plan is intended to promote our growth and profitability by awarding options to purchase our common stock in exchange for services performed and to be performed in the future. Options granted under the 2004 ESO Plan are generally intended to be non-qualified stock options ("NQSO") for federal income tax purposes. The 2004 ESO Plan is administered by our Board's Compensation Committee. In general, the exercise price of an option will be determined by the Compensation Committee at the time the option is granted and will not be less than 100% of the fair market value of a share of our common stock on the date the option is granted. Under the 2004 ESO Plan, the grant of options is limited to 60,000 per individual. The options are exercisable over a 10-year period based on a vesting schedule that may be accelerated based on performance of the individual recipients as determined by our Board's Compensation Committee. During 2004, options were granted under the 2004 ESO Plan to five executive officers, each of whom is a full-time employee. In January 2005 and January 2006, our Board's Compensation Committee authorized the vesting of 27,080 options and 38,428 options, respectively, under the 2004 ESO Plan based on performance targets that were met.

During 2004, we adopted the 2004 Stock Compensation Plan #2 (the "2004 Plan") for the issuance of shares and the grant of options to purchase shares of our common stock to our non-management directors. The 2004 Plan was approved by our shareholders at our 2005 Annual Meeting. The 2004 Plan is intended to compensate our non-management directors by awarding shares and options to purchase shares for services they rendered during 2004 and 2005 and will continue to render in subsequent years. The 2004 Plan provided for the award of 603 shares of our common stock per individual non-management director (4,221 shares in total), and the grant of 5,000 options per individual non-management director (35,000 in total), all of which were formally granted and issued in 2005 after approval of the 2004 Plan by our shareholders. The stock awards and vested portion of the stock option grants to non-management directors represent a portion of compensation for services performed from October 2004 through September 2005. The option exercise price of $13.80 per share for the stock options granted on November 4, 2004 was the market price on the date of the grant. The options are exercisable over a period of five years and will vest over a three-year period, one-third each year for continued service on the Board of Directors. If such service is terminated, the non-vested portion of the option is forfeited.

During 2005 we adopted the 2005 Directors' Compensation Plan (the "2005 Plan"), which authorized the issuance of shares of common stock and the grant of options to purchase shares of our common stock to non-management directors. The 2005 Plan was approved by our shareholders at the 2005 Annual Meeting. The 2005 Plan is intended to advance our interests by providing eligible non-management directors an opportunity to acquire or increase an equity interest in the Company, create an increased incentive to expend maximum effort for our growth and success and encourage such eligible individuals to continue to service the Company. The 2005 Plan provides a portion of the annual compensation to our non-management directors in the form of awards of shares of common stock and vesting of options to purchase common stock for services performed for the Company. Under the 2005 Plan, the award of stock is limited to 1,000 shares per individual per year, and the grant of options is limited to 5,000 per individual in total. The aggregate number of shares of common stock reserved for issuance under the 2005 Plan totals 90,000 shares (50,000 in the form of stock awards and 40,000 in the form of options). The exercise price is the market price on the date of grant, the shares of common stock underlying the Option will vest at a rate of no more than 1,667 shares per annual period per individual, and any unvested shares of Stock that are outstanding at the date the individual is no longer a director are forfeited. Shares may be issued and options may be granted under the 2005 Plan only to non-management directors of the Company or its subsidiaries.

The 2005 Plan will terminate ten years after the date of its adoption, if not earlier terminated by our Board of Directors. It may be amended, modified or terminated at any time if and when it is advisable in the absolute discretion of the Board, although certain amendments are subject to approval of regulatory bodies and our shareholders. No such amendment may adversely affect any options previously granted under the Plan without the consent of the recipient(s). The 2005 Plan is administered by a committee appointed by the Board, which currently consists of all Board members. In January 2006, the Board of Directors authorized the issuance of 1,000 shares of common stock to each of the seven non-management directors of the Company (a total of 7,000 shares of common stock) representing a portion of their compensation for the period from October 2005 through September 2006.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We executed a Securities Subscription and Investment Agreement (the "Investment Agreement") with Arch Coal in July 2003. Pursuant to the Investment Agreement, in September 2003 Arch Coal purchased a $300,000 convertible debenture from us, purchased 137,741 shares of our common stock and was granted a five-year option to purchase 50,000 additional shares of our common stock for $10.00 per share. We also co-market Arch Coal's ADA-M product under an agreement with Arch Coal as described above and perform certain testing and research projects under agreements with Arch Coal. Under these arrangements with Arch Coal, we recorded revenue of $230,000 and $25,000 in 2005 and 2004, respectively. We also granted Arch Coal certain "piggyback" rights in the event we register certain other equity securities and certain demand registration rights as part of the transaction. In October 2004, we registered 168,011 shares for resale by Arch Coal, which shares included 50,000 issuable upon the exercise of the option described above. A designee of Arch Coal has been appointed a seat on our Board of Directors and our management has agreed in the future to nominate and to vote all proxies and other shares of stock in the Company which they are entitled to vote in favor of that designee so long as Arch Coal holds no less 100,000 shares of our common stock. Mr. Eaves is Arch Coal's current designee to our Board of Directors.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2005, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were met.


                                 CODE OF ETHICS
The Company has adopted a Code of Conduct that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Conduct is filed as an exhibit to our Annual Report on Form 10-KSB for 2005 and is posted on our website at www.adaes.com. Any amendments to, or waivers from, any provision of the Code of Ethics applicable to these officers or persons will be disclosed by posting the information on our website at www.adaes.com within five business days.


           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Hein & Associates, LLP has been the independent accounting firm that audits the financial statements of ADA-ES, Inc. and its subsidiaries since 1989. In accordance with standing policy, Hein & Associates, LLP periodically changes the personnel who work on the audit.

The Audit Committee of the Board has engaged Hein & Associates, LLP as the independent auditors for work to be performed during the calendar year ending December 31, 2006. Consistent with our standard practice, we intend to engage auditors for the audit of the financial statements for the year ending December 31, 2006 in the fourth quarter of 2006. We anticipate that a representative of Hein & Associates, LLP, who conducted the audit for the year ended December 31, 2005, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosures or audit scope or procedures between the Company and Hein & Associates, LLP during the two most recent fiscal years or any subsequent interim periods. The representative of Hein & Associates, LLP will be available to respond to shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

                                   AUDIT FEES
In addition to performing the audit of the Company's annual consolidated financial statements, Hein & Associates, LLP provided other services during 2004 and 2005. The aggregate fees billed in 2004 and 2005 for each of the following categories of services are set forth below:

                                               Fiscal Year
                                               -----------
                                            2005          2004
                                            ----          ----

Audit Fees (1)                           $ 77,748        $ 58,513
Audit-Related Fees (2)                   $ 13,785        $  1,896
Tax Fees                                     --              --
All Other Fees                               --              --

(1) Includes quarterly review services related to our Form 10-QSB filings and review services related to the filing of a Registration Statement on Form S-3 in 2004 and Registration Statement on Form S-3 in 2005 and three Registration Statements on Form S-8 in 2004.

(2) Includes review of preliminary Sarbanes-Oxley Section 404 documentation in 2004 and additional review services related to Sarbanes-Oxley Section 404 in 2005.


                      AUDIT COMMITTEE APPROVAL OF SERVICES

The Audit Committee pre-approves all audit or non-audit services performed by its principal accountant in accordance with Audit Committee policy and applicable law. The Audit Committee generally provides pre-approval of audit services and services associated with SEC registration statements, other SEC filings and responses to SEC comment letters (Audit Fees) and services related to internal control reviews, internal control reporting requirements and consultations with our management as to accounting or disclosure treatment of transactions or events and the impact of rules, standards or interpretations by the SEC and other regulatory or standard-setting bodies (Audit-Related Fees) for each 12-month period within a range of approved fees. To avoid certain potential conflicts of interest, the law prohibits us from obtaining certain non-audit services from our independent accountant. The Audit Committee has delegated authority to approve permissible services to its Chairman. The Chairman reports such pre-approvals to the full Audit Committee at its next scheduled meeting. The Audit Committee pre-approved 100% of the services provided by the independent accountant in 2005. None of the services of the independent accountant in 2005 were of the type specified in Rule 2-01(c)(7)(i)(C) of Regulation S-X.


             PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT
                         ANNUAL MEETING OF SHAREHOLDERS

We anticipate that our next Annual Meeting of Shareholders will be held in May 2007. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the next Annual Meeting of Shareholders must do so in writing and it must be received at our principal executive offices on or before December 11, 2006. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the shareholder fails to notify the Company prior to February 24, 2007 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000 in market value, of the Company's Common Stock and must have continuously owned such shares for one year and intend to continue to hold such shares through the date of the Annual Meeting in order to present a shareholder proposal to the Company.


                          ANNUAL REPORT ON FORM 10-KSB

We will provide our Annual Report on Form 10-KSB concerning our operations during the calendar year ended December 31, 2005, including certified consolidated financial statements and any financial statement schedules for the year then ended, to our shareholders without charge upon request to Mark H. McKinnies, Secretary, ADA-ES, Inc., 8100 SouthPark Way, B, Littleton, Colorado 80120. Exhibits listed in the Form 10-KSB are available upon request to shareholders at a nominal charge for printing and mailing.


                                  OTHER MATTERS

The Board knows of no other business to be presented at the Annual Meeting of Shareholders. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

APPENDIX A

                                   ADA-ES INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER


I. Purpose. The Audit Committee ("Committee") is appointed by the Board of Directors of the Company ("Board") to oversee the accounting and financial reporting processes of the Company and the audit of the Company's financial statements. In this oversight role, the Committee monitors the integrity of the Company's financial statements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, compliance by the Company with legal, ethical and regulatory requirements and the Company's processes to identify and manage business and financial risk.

II. Composition. The Committee must be comprised of three or more directors as determined by the Board. Committee members, including the Chairperson of the Committee, shall be appointed by the Board on an annual basis upon the recommendation of the Nominating and Governance Committee and may be removed by the Board at any time. The members of the Committee shall meet the independence requirements of applicable laws, regulations and rules of the Nasdaq Stock Market.(1) In appointing committee members, the Board must find that each member has the ability to read and understand fundamental financial statements, that at least one member is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission and that at least one member, who may also be the financial expert, meets the financial sophistication standard required by Nasdaq. No individual who has participated in the preparation of the Company's financial statements during the preceding three years is eligible to serve on the Committee. The Committee shall select a Chairperson from among its members who shall serve for a term of not less than one year.

III. Meetings and Operations. The Committee shall meet at least on a quarterly basis and at such additional times as may be deemed necessary or appropriate by the Chairperson and at such times and places and by such means as the Chairperson determines. Each regularly scheduled meeting will conclude with an executive session without management present. The Committee shall keep adequate and accurate minutes of all meetings and Committee members will be furnished with copies of the minutes of each meeting and any action taken by written consent. The Committee shall report regularly to the Board with respect to its activities (no less often than at each regularly scheduled meeting of the Board). A majority of the members of the Committee shall constitute a quorum. The Committee shall be governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) applicable laws.

IV. Communication. The independent auditor shall report directly to the Committee. The Committee shall meet periodically in separate executive sessions with management and the independent auditor and have such other direct and independent communication with such persons from time to time as Committee members deem appropriate. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend Committee meetings or to meet with any members of or consultants to the Committee.

V.   Authority.

A.   Independent Auditor

     1. The Committee has the sole authority to appoint, compensate, retain and oversee the performance of Company's independent auditor, subject to shareholder ratification if applicable.

-----------------------

(1) Under exceptional and limited circumstances, the Board may appoint a member of the audit committee that does not meet the Nasdaq's independence requirements if such individual's membership is required by the best interests of the Company and its shareholders. Such member must, however, meet the SEC's independence criteria under Section 10A(m)(3) of the Exchange Act and rules thereunder and must not be an officer or employee or a family member of an officer or employee. If such a member is appointed, he or she may serve for no more than two years and may not serve as Chairperson. In addition, the Company must disclose in its annual proxy statement the basis for the Board's determination and the nature of the individual's relationship to the Company.

     2. The Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services to be performed by the independent auditor, subject to the de minimis exception for non-audit services approved by the Committee prior to completion of the audit pursuant to Section 10A(i)(1)(B) of the Exchange Act. The Committee may delegate this pre-approval to a subcommittee of one or more members. Any such subcommittee must report any pre-approvals to the full Committee at its next meeting.

B.   Other Advisors

     1. The Committee has the sole authority to engage and compensate independent legal, accounting and other advisors to the Committee. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

C.   Resources

     1. The Company shall provide the Committee with appropriate resources to ensure that Committee members maintain appropriate financial literacy, receive appropriate orientation briefings and educational resources related to accounting principles, procedures and current accounting topics relevant for the Company.

     2. The Committee may investigate any matter brought to its attention, and the Company shall cooperate with the Committee and provide the Committee with sufficient resources to conduct such investigation.

     3. The Company shall provide the funding that the Committee determines is appropriate for the independent auditors and advisors to the Committee.

     4. The Company shall provide funding for ordinary administrative expenses of the Committee that are necessary or appropriate in connection with its duties.

VI.  Responsibilities

     1. The Committee's specific responsibilities in fulfilling its oversight role are set forth in the Audit Committee Responsibilities Calendar, which is an addendum to and an integral part of this Charter. The Committee will review and update the Calendar annually to reflect changes in regulatory requirements and authoritative guidance.

     2. The Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. The independent auditor is responsible for planning and conducting audits, and the Company's management is responsible for determining that the financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. The Committee is not responsible for these tasks.

PROXY                  For an Annual Meeting of Shareholders of           PROXY
                                  ADA-ES, INC.
               Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACESPROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

NOTES:
1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder(s).

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401, not less than forty-eight
(48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


The undersigned shareholder of ADA-ES, Inc. (the "Company") hereby appoints Michael D. Durham and Rollie J. Peterson or, failing them, Mark H. McKinnies, as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the offices of the Company, 8100 SouthPark Way, Unit B, Littleton, Colorado on Thursday, May 10, 2006, at the hour of 9:00 a.m. (local time),and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS PROPOSED BY THE COMPANY:

1. FOR [   ]    WITHELD [   ]           Election of Directors.
                                              Nominees:
                                              Robert N. Caruso
                                              Michael D. Durham
                                              John W. Eaves
                                              Derek C. Johnson
                                              Ronald B. Johnson
                                              Mark H. McKinnies
                                              Rollie J. Peterson
                                              Jeffrey C. Smith

[ ] For all nominees, except the following:

---------------------------------------------
2. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Dated this _____ day of ________________, 2006.


--------------------------------------------------------------------------------
Signature of Shareholder(s)
(Please sign exactly as your name(s) appear on the mailing label below.)

--------------------------------------------------------------------------------
(Please print name of Shareholder[s])